                                     ANNUAL
                                     REPORT


                               December 31, 1997


                   WARBURG PINCUS TRUST
                     EMERGING MARKETS PORTFOLIO


             The Warburg Pincus Trust (The "Trust") Shares are not available dIrectly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

             More complete information about the Trust, including charges and expenses and, where applicable the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling (800) 369-2728 or by writing to Warburg Pincus, PO Box 9030, Boston, 02205-9030.




                                     [LOGO]

WARBURG PINCUS TRUST--EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------


ASSETS

Cash                                                           $1,100
                                                               ------
      TOTAL ASSETS                                              1,100
                                                               ------

NET ASSETS, applicable to 110 Shares outstanding               $1,100
                                                               ======
NET ASSET VALUE, offering and redemption price per Share       $10.00
 ($1,100/110)                                                  ======



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES


    Warburg Pincus Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers five investment funds (the "Portfolios"), one of which, the Emerging Markets Portfolio, is included in this report. The Emerging Markets Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. Shares of the Portfolio are not available directly to individual investors but may be offered only to certain
(a) life insurance companies of allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants.

     The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.



     When a Portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain in the underlying security. The potential loss associated with purchasing is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolio does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

    Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

    No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

    Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolio in connection with the offering of its shares have been deferred and are being amortized over a one year period from the date the Portfolio commenced its operations.


     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolio's investment advisor ("Warburg") (collectively the "Warburg Funds"), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


     The Trust, together with other Warburg-advised funds (collectively the "Warburg Funds"),has established committed and uncommitted line of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the bank's base rated plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty-three and one-third percent (33 1/3%) of such fund's total assets. At December 31, 1997 there were no outstanding balances under these line of credit facilities for the Portfolio.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENT (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts for revenues and expenses during the reporting period. Actual results could differ from these estimates.


     The Portfolio has an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the period ended December 31, 1997, the Portfolio had no credits under this arrangement.


2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

    Warburg, Pincus Counsellors, Inc. ("Warburg"), which is indirectly controlled by Warburg, Pincus & Co., serves as the Portfolio's investment adviser. For its investment advisory services, the Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as the Portfolio's co-administrator. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For its administrative services, PFPC currently receives a fee based on the following fee structure:


  AVERAGE DAILY NET ASSETS                          ANNUAL RATE
  ------------------------                          -----------
  First $250 million                      .12% of average daily net assets
  Second $250 million                     .10% of average daily net assets
  Third $250 million                      .08% of average daily net assets
  Over $750 million                       .05% of average daily net assets


    Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as the distributor for the Portfolio. No compensation is paid by the Portfolio to CSI for its distribution services.

3. FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

3. FORWARD CURRENCY CONTRACTS (CONT'D)

until the contract settlement date or an offsetting position is entered into. At December 31, 1997, the Portfolio did not have any open forward currency contracts.


4. CAPITAL SHARE TRANSACTIONS

     The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares for the Portfolio were as follows:


      Shares sold                                             110
                                                              ---
      Net increase in shares outstanding                      110
                                                              ===

5. NET ASSETS

     Net assets at December 31, 1997, consisted of the following:



Capital contributed, net                                                           $  1,100
Undistributed net investment income                                                       0
Accumulated net realized gain from security transactions                                  0
Net unrealized appreciation from investments and foreign currency related items           0
                                                                                   --------
Net assets                                                                         $  1,100
                                                                                   ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST:

We have audited the accompanying statement of assets and liabilities of Warburg Pincus Trust-Emerging Markets Portfolio (the 'Portfolio'), as of December 31, 1997. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of December 31, 1997, in conformity with generally accepted accounting principles.

COOPER & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 9, 1998